Exhibit 32(g)

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended June 30, 2003, we, the undersigned, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended June 30, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Southern Power Company.

                                             /s/William Paul Bowers
                                               William P. Bowers
                                     President and Chief Executive Officer

                                             /s/Cliff S. Thrasher
                                               Cliff S. Thrasher
                                    Senior Vice President, Comptroller and
                                            Chief Financial Officer

Date:  August 13, 2003